SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Details 2) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Sep. 30, 2013	Sep. 30, 2012	Sep. 30, 2011
Income Tax Authority [Line Items]
PRC federal statutory tax rate	25.00%	25.00%	25.00%
Loss before tax	$ (5,133)	$ (8,988)	$ (1,005)
Computed expected income tax expense	0	0	0
Non-deductible expenses	0	0	32
Effect of tax holidays	0	0	0
Income tax expenses	$ 0	$ 0	$ 32